UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        June 24, 2020
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2020, immediately following the inTEST Corporation (the “Company”) 2020 Annual Meeting of Stockholders (the “Annual Meeting”) described below in Item 5.07, the Company entered into new indemnifications agreements (the “Indemnification Agreements”) with each of its current directors and executive officers (each an “Indemnitee”).

Under the terms of the Indemnification Agreements, subject to certain exceptions specified in the Indemnification Agreements, the Company will indemnify each Indemnitee to the fullest extent permitted by Delaware law in the event the Indemnitee becomes subject to or a participant in certain claims or proceedings as a result of the Indemnitee's service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to the Indemnitee specified indemnifiable expenses incurred in connection with such claims or proceedings.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Indemnification Agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2020, the Company held its Annual Meeting. At the Annual Meeting, the stockholders voted on the following matters:

1.

Election, as directors, of the five nominees, with each director to serve until the next annual meeting of stockholders and until the election and qualification of such director’s successor. Each nominee for director was elected by a vote of the stockholders as follows:

	Nominee	Votes For	Votes Withheld	Broker Non-Votes
	Steven J. Abrams, Esq.	4,748,022	1,375,621	2,026,887
	Jeffrey A. Beck	5,484,416	639,227	2,026,887
	Joseph W. Dews IV	5,399,110	724,533	2,026,887
	Gerald J. Maginnis	5,463,078	660,565	2,026,887
	James Pelrin	5,338,532	785,111	2,026,887

2.

Ratification of the selection of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

The proposal was approved by a vote of stockholders as follows:

	Votes For	Votes Against	Votes Abstained
	7,659,215	434,668	56,647

3.	Approval, on an advisory basis, of the compensation of our named executive officers. The proposal was approved on an advisory basis by a vote of stockholders as follows:
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	4,861,475	573,573	688,595	2,026,887

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary, Treasurer and Chief Financial Officer

Date:   June 29, 2020